NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED SEPTEMBER 19, 2022

TO PROSPECTUSES

Nuveen Municipal Trust
Prospectuses dated July 29, 2022

Nuveen Multistate Trust II
Prospectus dated June 30, 2022

Nuveen Investment Trust
Prospectus dated October 29, 2021

Nuveen Investment Trust II
Prospectus dated October 29, 2021
Prospectuses dated November 30, 2021
Prospectus dated December 1, 2021
Prospectus dated December 30, 2021

Nuveen Investment Trust III
Prospectus dated January 31, 2022

Nuveen Investment Trust V
Prospectus dated January 31, 2022
Prospectus dated April 29, 2022

Nuveen Investment Funds, Inc.
Prospectus dated October 29, 2021
Prospectus dated February 28, 2022
Prospectus dated April 29, 2022
Prospectus dated July 29, 2022

1.   The following information is hereby added to each Appendix to the Prospectus:

PFS INVESTMENTS INC. (“PFSI”)

Policies Regarding Fund Purchases Through PFSI

The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Nuveen Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.

Share Classes

•	Class A shares are available only to non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.

•	Class C shares are available only to accounts with existing Class C share holdings.

Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.

Rights of Accumulation (“ROA”)

•

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Nuveen Funds held by the shareholder on the PSS Platform. The inclusion of eligible Nuveen Fund assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Nuveen Fund purchased with a sales charge. No shares of Nuveen Funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Nuveen Fund purchased on the PSS platform.

•

Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares multiplied by Fund NAV).

Letter of Intent (“LOI”)

•

By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•	Only holdings of Nuveen Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•

Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•

If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•	Shares purchased with the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanges between Nuveen Funds and the Nuveen Money Market Fund, a Private Label of the TIAA-CREF Money Market Fund

•

Shareholders may exchange all or a portion of their Nuveen Fund shares held on the PSS Platform for Retail Class shares of the Nuveen Money Market Fund, a private label of the TIAA-CREF Money Market Fund (the “Money Market Fund”).

•	Shareholders may also exchange Money Market Fund shares to purchase shares of Nuveen Funds offered on the PSS Platform.

•

The Money Market Fund is managed by Teachers Advisors, LLC, an affiliate of Nuveen Fund Advisors, LLC and invests in a portfolio of money market instruments. Shares of the Money Market Fund are not offered by this prospectus and the Money Market Fund is not overseen by the Board of Trustees of the Nuveen Funds.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-ALLP-0922P